UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2013

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events.

On September 28, 2013, ARIAD Pharmaceuticals, Inc. issued a press release announcing updated clinical results on its investigational tyrosine kinase inhibitor (TKI), AP26113, in patients with advanced non-small cell lung cancer (NSCLC) from an ongoing Phase 1/2 trial. These study results show robust anti-tumor activity of AP26113 in patients with TKI-naïve and crizotinib-resistant anaplastic lymphoma kinase positive (ALK+) NSCLC, including in patients with brain metastases after crizotinib treatment.  Crizotinib is the currently available first-generation ALK inhibitor.

The updated Phase 1/2 results were presented on September 28, 2013 at the European Cancer Congress (the 38th ESMO, 32nd ESTRO, 17th ECCO conference) held in Amsterdam.

A copy of the press release is being filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01       Financial Statements and Exhibits

(d)   The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Press Release dated September 28, 2013.

The press release contains hypertext links to information on our websites.  The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	September 30, 2013

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